UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

ARES REAL ESTATE INCOME TRUST INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Tabor Center, 1200 Seventeenth Street, Suite 2900, Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 228-2200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 4, 2022, Ares Real Estate Income Trust Inc. (the “Company”) reconvened its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 186,936,888 shares of common stock issued and outstanding as of the close of business on April 8, 2022, the record date for the Annual Meeting, that were eligible to vote, 96,340,310 shares of common stock (approximately 52%) were present or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered two proposals, described below. The voting results with respect to each proposal are as follows:

Proposal No. 1. The stockholders approved the election of each of the seven directors to serve on the board of directors of the Company until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualify:

41
Name	For	Withheld
James R. Mulvihill	83,979,966	4,077,919
Raj Dhanda	84,204,722	3,853,163
Charles B. Duke	84,201,586	3,856,299
Daniel J. Sullivan	84,309,674	3,748,211
John P. Woodberry	84,350,224	3,707,661
David A. Roth	84,316,221	3,741,664
Brian P. Mathis	84,466,480	3,591,405

With respect to this proposal, the Company received 8,282,425 broker non-votes for each of the seven director nominees. Broker non-votes are counted as present for purposes of determining a quorum but do not count as votes cast for or withheld from a director nominee. A broker non-vote occurs when a broker holding shares of the Company’s common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker non-vote is not an indication of how the beneficial owner would have voted; it simply means that the beneficial owner did not instruct the broker as to how to vote his or her shares.

Proposal No. 2. The stockholders approved the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain
91,893,319	979,594	3,467,397

The Company did not receive any broker non-votes for this proposal because the brokers had discretionary voting power with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ares Real Estate Income Trust Inc.
August 8, 2022
	By:	/s/ LAINIE P. MINNICK
Lainie P. Minnick
Managing Director, Chief Financial Officer and Treasurer